SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported)    March 9, 1999




                       RESORT INCOME INVESTORS, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




    Delaware                    1-10084                 36-3593298
------------------            ------------            ---------------
(State of or other            (Commission             (IRS Employer
jurisdiction of               File Number)            Identification
incorporation)                                        Number)




150 South Wacker Drive, Suite 2900,
Chicago, Illinois                                       60606
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(Address of principal executive offices)              (Zip Code)




    Registrant's telephone number, including area code  (312) 683-3323




          ------------------------------------------------------
          (Former name or address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      99.1  Press Release of the Company dated March 9, 1999.







                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              RESORT INCOME INVESTORS, INC.
                              (Registrant)




DATE:  March 9, 1999          By:   /s/ John R. Young
                                    ------------------------------
                                    Name:   John R. Young
                                    Title:  Chairman of the Board of
                                            Directors, Chief Executive
                                            Officer, President and
                                            Chief Financial Officer